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                                                                   Exhibit 10.30

Globe United Holdings, Inc.
c/o Laufer Halberstam & Karish
One Liberty Plaza
165 Broadway, 37th Floor
New York, New York 10006
                                                  March 27, 2000




Kenneth Schilling
iBIZ Technology Corp.
1919 West Lone Cactus
Phoenix, Arizona 85021

                  Re:      Letter Agreement

Dear Ken:

                  This Letter Agreement will serve to document Globe United Holdings, Inc.'s ("Globe") understanding regarding its rights granted under that certain Securities Purchase Agreement and Registration Rights Agreement, each dated November 9, 1999, and the related debenture and warrant, and that certain Securities Purchase Agreement and Registration Rights Agreement, each dated December 29, 1999, and the related debenture and warrant (individually the "Globe SPA's" or the "Globe RRA's"), each with iBIZ Technology Corp. (the "Company").

                  Globe hereby gives its consent and approval for the Company to enter into that certain Securities Purchase Agreement dated March 27, 2000, and related documents with Lites Trading, Inc. ("Lites Trading"), and to comply with all terms and obligations set forth therein.

                  Notwithstanding this inclusive consent and approval, Globe acknowledges that, as of the date hereof, the Lock-Up Period (as defined in the Globe SPA's) is currently in effect. In connection with the Lites Trading transaction, Globe hereby waives its rights under Section 4(i) of the Globe SPA's related to sales of additional shares, Section 4(q) related to no senior indebtedness, and Section 4(k) of the Globe SPA's and Section 4(e) of the Globe RRA's relating to the filing of additional registration statements during the Lock-Up Period. In addition, in regard to the right of first refusal after the Lock-Up Period granted in the Globe SPA's, Globe hereby waives its rights in favor of Lites Trading. In the event that Lites Trading declines to exercise its right of first refusal, Globe's right shall revert back according to the terms of the Globe SPA's.

                                Sincerely,

                                GLOBE UNITED HOLDINGS, INC., a British Virgin Islands corporation


                                By:______________________________
                                Its:_____________________________